Investments in and Advances to Nonconsolidated Affiliates -Table 1 (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Equity method investments:
Capital contributions	$ 7.2	$ 7.2
Cumulative share of income	100.0	88.0
Cumulative share of distributions	(80.1)	(67.1)
Equity Method Investments	27.1	28.1
Cost method investments:
Capital contributions, net of distributions and impairments	1.9	2.6
Total Investments in and advances to nonconsolidated affiliates	$ 29.0	$ 30.7